NOVABAY PHARMACEUTICALS, FORM 8-k

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 13, 2009
NovaBay Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
California	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5980 Horton Street, Suite 550, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(510) 899-8800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

NovaBay Pharmaceuticals, Inc. announced on January 13, 2009, the clearance of an Investigational New Drug application (IND) submitted by Alcon to the FDA to permit the clinical development of NovaBay’s NVC-422 for infections of the eye. The IND clearance has triggered the immediate payment of the first milestone of $1,000,000 from Alcon to NovaBay.

ITEM 9.0             Financial Statements and Exhibits
(d)                     Exhibits
99.1           Press release dated January 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 16, 2009                                                           NOVABAY PHARMACEUTICALS, INC.

By:   /s/ THOMAS PAULSON
Thomas J. Paulson
Chief Financial Officer and Treasurer